united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered
management investment companies

Investment Company Act file number	811-4923

Longleaf Partners Funds Trust

(Exact name of registrant as specified in charter)

c/o Southeastern Asset Management, Inc.
5100 Poplar Avenue, Suite 2450, Memphis, TN	38137
(Address of principal executive offices)	(Zip code)

Andrew R. McCarroll, Esq., Southeastern Asset Management, Inc.

5100 Poplar Avenue, Suite 2450, Memphis, TN 38137

(Name and address of agent for service)

Registrant’s telephone number, including area code:	901-761-2474

Date of fiscal year end:	12/31

Date of reporting period:	12/31/25

Item 1. Reports to Stockholders.

(a)

Longleaf Partners Fund

 (LLPFX)

Annual Shareholder Report - December 31, 2025

Fund Overview

This annual shareholder report contains important information about Longleaf Partners Fund for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at southeasternasset.com/investment-offerings/longleaf-partners-fund/. You can also request this information by contacting us at (800) 445-9469.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Longleaf Partners Fund	$80	0.79%

How did the Fund perform during the reporting period?

While 2025 was an underwhelming year for the Longleaf Partners Fund (the “Fund”), there was a clear theme that we can live with in the short term: we did not have enough big winners. While over 35% of the S&P 500 was up more than 20% this year (with an average return of just over 50%), only about 5% of our portfolio was up 20% or more this year (average return of 35%). Years like this (and 1987, 1999, 2007 and 2021) when a momentum-driven market puts up numbers late in a bull market can signal danger ahead. This overall dynamic led to us trailing the market and our internal target of inflation plus 10%.

We are not going to push too hard for big winners at the wrong time in the later stages of a bull market. Instead, we have been making targeted moves to improve the portfolio, and we are excited about what we own. In fact, some of the key stocks that held us back over the last year saw tangible change in the later part of 2025 that we believe sets us up well for more outsized winners in 2026. For example, while Kraft Heinz was a detractor this year, we were thrilled when Steve Cahillane, a great CEO partner from our successful Kellogg’s investment, was announced as Kraft’s CEO at the end of the year. We wrote last quarter about the merger of Rayonier and PotlatchDeltic, which should close in the first quarter of 2026 and put the company on offense. Other investees like Albertsons and CNX strongly built value per share with outsized share repurchase during the year in a way that is not yet recognized by the market.

Notable contributors

• HF Sinclair, Mattel, Regeneron and IAC / MGM Resorts / Angi

Notable detractors

• Exor, Kraft Heinz, PayPal and PVH

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Longleaf Partners Fund
Russell 1000® Value Index
S&P 500® Index
$40,000
$30,000
$20,000
$10,000
$0
$39,827
$27,213
$19,194
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024
Dec-2025

	Longleaf Partners Fund	Russell 1000® Value Index	S&P 500® Index
Dec-2015	$10,000	$10,000	$10,000
Dec-2016	$12,072	$11,734	$11,196
Dec-2017	$13,945	$13,337	$13,640
Dec-2018	$11,438	$12,235	$13,042
Dec-2019	$13,132	$15,482	$17,149
Dec-2020	$14,515	$15,915	$20,304
Dec-2021	$17,937	$19,919	$26,132
Dec-2022	$13,767	$18,418	$21,399
Dec-2023	$17,139	$20,529	$27,025
Dec-2024	$18,648	$23,478	$33,786
Dec-2025	$19,194	$27,213	$39,827

Average Annual Total Returns

	1 Year	5 Years	10 Years
Longleaf Partners Fund	2.93%	5.75%	6.74%
S&P 500® Index	17.88%	14.42%	14.82%
Russell 1000® Value Index	15.91%	11.33%	10.53%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

What did the Fund invest in?

Sector Weighting (% of net assets)

Consumer Discretionary 17.1%
Consumer Staples 15.9%
Health Care 13.1%
Financials 11.7%
Real Estate 9.4%
Communications 8.9%
Industrials 7.5%
Energy 6.0%
Materials 1.0%
Short-Term Investments and Other Assets (Liabilities), Net 9.4%

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	9.4%
Materials	1.0%
Energy	6.0%
Industrials	7.5%
Communications	8.9%
Real Estate	9.4%
Financials	11.7%
Health Care	13.1%
Consumer Staples	15.9%
Consumer Discretionary	17.1%

Fund Statistics

Net Assets	$1,101,328,062
Number of Portfolio Holdings	22
Advisory Fee (net of waivers)	$8,144,968
Portfolio Turnover	65%

Asset Weighting (% of net assets)

Value	Value
Common Stocks	90.6%
Short-Term Investments and Other Assets (Liabilities), Net	9.4%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
IAC, Inc.	6.9%
Mattel, Inc.	6.1%
Regeneron Pharmaceuticals, Inc.	6.0%
CNX Resources Corporation	6.0%
Exor N.V.	6.0%
The Kraft Heinz Company	5.5%
Albertsons Companies, Inc. - Class A	5.4%
The Magnum Ice Cream Company N.V.	5.0%
FedEx Corporation	4.8%
Rayonier, Inc.	4.7%

Material Fund Changes

No material changes occurred during the year ended December 31, 2025.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (southeasternasset.com/investment-offerings/longleaf-partners-fund/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123125-LLPFX

Longleaf Partners Fund - - (LLPFX)

Annual Shareholder Report - December 31, 2025

Longleaf Partners Global Fund

 (LLGLX)

Annual Shareholder Report - December 31, 2025

Fund Overview

This annual shareholder report contains important information about Longleaf Partners Global Fund for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at southeasternasset.com/investment-offerings/longleaf-partners-global-fund/. You can also request this information by contacting us at (800) 445-9469. This report describes changes to the Fund that occurred during the reporting period.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Longleaf Partners Global Fund	$116	1.07%

How did the Fund perform during the reporting period?

We had a solid year in the Longleaf Partners Global Fund (the “Global Fund”) marked by Southeastern's 50th anniversary and the 25th anniversary of our Global strategy. The Global Fund had a mix of both larger winners and limited losers leading to a year that beat our absolute return hurdle of inflation plus 10%. While we trailed the index, the vast majority of our underperformance came from an underweight in Financials and choosing to hold cash, along with a lack of late-in-the-cycle Industrials (especially European defense companies getting a one-time bump earlier this year). We can live with that at this point in the market, as certain parts of the “value index” are now fully priced even if they might be at lower earnings per share (EPS) multiples than the overpriced broader market.

Notable contributors

• Canal+, Glanbia, Millicom and IAC / MGM Resorts / Angi

Notable detractors

• Bio-Rad / Avantor, Exor and Kraft Heinz

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

	Longleaf Partners Global Fund	MSCI World Index	MSCI World Value Index	FTSE Developed Index
Dec-2015	$10,000	$10,000	$10,000	$10,000
Dec-2016	$12,043	$10,751	$11,233	$10,755
Dec-2017	$15,214	$13,159	$13,154	$13,248
Dec-2018	$12,756	$12,013	$11,736	$12,039
Dec-2019	$15,355	$15,337	$14,288	$15,322
Dec-2020	$15,903	$17,776	$14,122	$17,790
Dec-2021	$17,207	$21,654	$17,221	$21,503
Dec-2022	$13,053	$17,726	$16,098	$17,599
Dec-2023	$15,987	$21,942	$17,951	$21,754
Dec-2024	$17,666	$26,039	$20,010	$25,610
Dec-2025	$20,620	$31,532	$24,171	$31,309

Average Annual Total Returns

	1 Year	5 Years	10 Years
Longleaf Partners Global Fund	16.72%	5.33%	7.50%
MSCI World Index	21.09%	12.15%	12.17%
MSCI World Value Index	20.79%	11.35%	9.23%
FTSE Developed Index	22.25%	11.97%	12.09%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Effective December 31, 2025, the Fund transitioned from the FTSE Developed Index to the MSCI World Index. We believe that the MSCI World Index accurately reflects the principal investment strategies of the Fund and provides better economic efficiencies for the Fund.

What did the Fund invest in?

Sector Weighting (% of net assets)

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	4.4%
Materials	0.9%
Industrials	5.6%
Energy	5.7%
Financials	5.9%
Real Estate	7.0%
Health Care	12.9%
Consumer Discretionary	14.7%
Consumer Staples	20.6%
Communications	22.3%

Fund Statistics

Net Assets	$793,126,806
Number of Portfolio Holdings	26
Advisory Fee (net of waivers)	$2,455,287
Portfolio Turnover	69%

Asset Weighting (% of net assets)

Value	Value
Common Stocks	95.6%
Short-Term Investments and Other Assets (Liabilities), Net	4.4%

Country Weighting (% of net assets)

United States
49.5%
Netherlands
14.9%
France
8.8%
Germany
5.7%
Ireland
4.1%
Mexico
3.7%
Japan
3.3%
Philippines
3.0%
Australia
2.6%
Short-Term Investments and Other Assets (Liabilities), Net
4.4%

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	4.4%
Australia	2.6%
Philippines	3.0%
Japan	3.3%
Mexico	3.7%
Ireland	4.1%
Germany	5.7%
France	8.8%
Netherlands	14.9%
United States	49.5%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
Canal + SADIR	7.2%
IAC, Inc.	6.9%
Exor N.V.	5.9%
CNX Resources Corporation	5.7%
Delivery Hero S.E. 144A	5.7%
Regeneron Pharmaceuticals, Inc.	5.1%
The Magnum Ice Cream Company N.V.	4.9%
Mattel, Inc.	4.8%
Glanbia PLC	4.1%
Koninklijke Philips N.V.	4.1%

Material Fund Changes

Effective after the close of business on December 19, 2025, the Longleaf Partners International Fund was acquired by the Longleaf Partners Global Fund in a tax-free exchange of shares. Effective December 22, 2025, the Longleaf Partners Global Fund's expense limitation was reduced from 1.05% to 0.95% of average net assets, and the management fee was reduced from 1.125% on first $500 million of average net assets and 1.00% in excess of $500 million to 1.00% on first $400 million of average net assets and 0.75% in excess of $400 million.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (southeasternasset.com/investment-offerings/longleaf-partners-global-fund/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123125-LLGLX

Longleaf Partners Global Fund - - (LLGLX)

Annual Shareholder Report - December 31, 2025

Longleaf Partners Small-Cap Fund

 (LLSCX)

Annual Shareholder Report - December 31, 2025

Fund Overview

This annual shareholder report contains important information about Longleaf Partners Small-Cap Fund for the period of January 1, 2025 to December 31, 2025. You can find additional information about the Fund at southeasternasset.com/investment-offerings/longleaf-partners-small-cap-fund/. You can also request this information by contacting us at (800) 445-9469.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Longleaf Partners Small-Cap Fund	$99	0.95%

How did the Fund perform during the reporting period?

Southeastern turned 50 this year. While the small-cap strategy at Southeastern has not been around for all 50 years, we have seen plenty of different types of environments in small-cap investing over that time. This year was one of those years where the underlying developments at our holdings were better than the stock price returns vs. our absolute goal of inflation plus 10% and a strange Russell 2000. To explain this, let’s break the returns of the Russell 2000 into the following buckets: 20%+ winners, middle ground, 20%+ decliners.

The starkest difference this year between our portfolio and the market was in the big winners bucket, where over 35% of the Russell 2000 (many of its lower quality constituents) was up an average of 70%+ this year vs. only 15% of our portfolio up an average of 30%. The second bucket includes those investments that returned between -20% to +20% this year. The Longleaf Partners Small-Cap Fund (the “Fund”) had 75% of its portfolio in this group vs. the Russell 2000’s mid-40s%, and the Fund’s average performance in this group was better than the index’s 0% return, as we had multiple positive developments in this group that includes key holdings on offense such as White Mountains, CNX and the soon-to-merge pair of Rayonier and PotlatchDeltic. The final bucket consists of 20%+ decliners. The Fund did well here with only 10% of the portfolio in this category with an average loss of 30% vs. the index at 15-20% and 40-50%. We have not lost permanent capital in our holdings here in aggregate and look forward to better years ahead for those we discuss below.

Notable contributors

• Becle, GCI Liberty, Graham Holdings, Mattel and Oscar Health

Notable detractors

• Boston Beer, Clearwater Paper, Empire State Realty / Alexander’s and Park Hotels & Resorts

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Longleaf Partners Small-Cap Fund
Russell 2000® Index
Russell 2000® Value Index
Russell 3000® Index
$40,000
$30,000
$20,000
$10,000
$0
$38,012
$25,047
$24,256
$19,462
Dec-2015
Dec-2016
Dec-2017
Dec-2018
Dec-2019
Dec-2020
Dec-2021
Dec-2022
Dec-2023
Dec-2024
Dec-2025

	Longleaf Partners Small-Cap Fund	Russell 2000® Index	Russell 2000® Value Index	Russell 3000® Index
Dec-2015	$10,000	$10,000	$10,000	$10,000
Dec-2016	$12,048	$12,131	$13,174	$11,274
Dec-2017	$13,131	$13,908	$14,207	$13,656
Dec-2018	$12,275	$12,376	$12,379	$12,940
Dec-2019	$14,687	$15,535	$15,151	$16,954
Dec-2020	$15,296	$18,636	$15,853	$20,495
Dec-2021	$17,006	$21,397	$20,335	$25,754
Dec-2022	$13,728	$17,024	$17,390	$20,808
Dec-2023	$16,495	$19,906	$19,937	$26,209
Dec-2024	$18,094	$22,203	$21,543	$32,448
Dec-2025	$19,462	$25,047	$24,256	$38,012

Average Annual Total Returns

	1 Year	5 Years	10 Years
Longleaf Partners Small-Cap Fund	7.56%	4.94%	6.89%
Russell 2000® Index	12.81%	6.09%	9.62%
Russell 2000® Value Index	12.59%	8.88%	9.27%
Russell 3000® Index	17.15%	13.15%	14.29%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Effective May 1, 2024, the Fund changed its broad-based securities market index to the Russell 3000 Index due to regulatory requirements. The Fund retained the Russell 2000 Index and the Russell 2000 Value Index as performance benchmarks because they more closely align with the Fund’s investment strategies and restrictions.

What did the Fund invest in?

Sector Weighting (% of net assets)

Consumer Staples
20.0%
Communications
17.4%
Real Estate
15.8%
Consumer Discretionary
14.1%
Financials
7.5%
Energy
5.8%
Materials
3.3%
Short-Term Investments and Other Assets (Liabilities), Net
16.1%

Value	Value
Short-Term Investments and Other Assets (Liabilities), Net	16.1%
Materials	3.3%
Energy	5.8%
Financials	7.5%
Consumer Discretionary	14.1%
Real Estate	15.8%
Communications	17.4%
Consumer Staples	20.0%

Fund Statistics

Net Assets	$729,471,250
Number of Portfolio Holdings	19
Advisory Fee (net of waivers)	$5,770,245
Portfolio Turnover	59%

Asset Weighting (% of net assets)

Value	Value
Common Stocks	83.9%
Short-Term Investments and Other Assets (Liabilities), Net	16.1%

Top 10 Holdings (% of net assets)

Holding Name	% of Net Assets
White Mountains Insurance Group Ltd.	7.5%
Becle S.A.B. de C.V.	6.8%
GCI Liberty, Inc. - Class C	6.7%
Mattel, Inc.	6.0%
CNX Resources Corporation	5.8%
TripAdvisor, Inc.	5.7%
Gruma, S.A.B. DE C.V. - Class B	5.2%
Shenandoah Telecommunications Company	4.7%
PotlatchDeltic Corporation	4.6%
Graham Holdings Company - Class B	4.5%

Material Fund Changes

No material changes occurred during the year ended December 31, 2025.

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (southeasternasset.com/investment-offerings/longleaf-partners-small-cap-fund/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 123125-LLSCX

Longleaf Partners Small-Cap Fund - - (LLSCX)

Annual Shareholder Report - December 31, 2025

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

(e)	N/A

(f)	This Code of Ethics, as amended, may be obtained without charge, upon request, by calling (901) 761-2474 and asking Southeastern’s General Counsel for a copy.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Board of Trustees of the Longleaf Partners Funds determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Kent Misener is the registrant’s “audit committee financial expert” and is “independent” as defined by Item 3 of Form N-CSR.

(a)(2)	Not applicable.

(a)(3)	Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant’s principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

2025 - $63,000

2024 - $84,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

2025 - $18,000

2024 - $18,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended December 31, 2024 and 2025, respectively.

(e)(1)

Under Longleaf Partners Funds (the “Funds”) Audit Committee Charter, the Audit Committee must pre-approve all audit and non-audit services to be provided to the Funds and all non-audit services to be provided to Southeastern Asset Management, Inc., by the Funds’ principal accountant.

(e)(2)	No percentage of the services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

All non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant for the fiscal years ended December 31, 2024 and 2025, respectively are disclosed in (b)-(d) above. There were no non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years.

(h)	Not applicable.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6. Investments.

Schedule of investments in securities of unaffiliated issuers is included under Item 7.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Annual Financial Statements and Additional Information

December 31, 2025

Partners Fund
Small-Cap Fund
Global Fund

Longleaf Partners Funds

/ 1

Portfolio of Investments

Longleaf Partners Fund

December 31, 2025

Common Stocks
	Shares	Value	% of Net Assets
Apparel & Textile Products
PVH Corporation	650,590	$43,602,542	3.9%
Asset Management
Exor N.V. (Netherlands)	776,425	66,085,517	6.0
Biotech & Pharma
Regeneron Pharmaceuticals, Inc.	86,305	66,616,240	6.0
Entertainment Content
The Walt Disney Company	193,673	22,034,177	2.0
Food
The Kraft Heinz Company	2,521,389	61,143,683	5.5
The Magnum Ice Cream Company N.V.(a) (Netherlands)	3,418,974	54,592,492	5.0
		115,736,175	10.5
Forestry, Paper & Wood Products
Louisiana-Pacific Corporation	139,811	11,291,136	1.0
Home Construction
Fortune Brands Innovations, Inc.	688,909	34,459,228	3.1
Internet Media & Services
IAC, Inc.(a)	1,939,606	75,838,595	6.9
Leisure Facilities & Services
MGM Resorts International(a)	1,171,391	42,744,058	3.9
Leisure Products
Mattel, Inc.(a)	3,376,670	66,993,132	6.1
Machinery
CNH Industrial N.V. (Netherlands)	3,308,474	30,504,130	2.8
Medical Equipment & Devices
Avantor, Inc.(a)	3,086,436	35,370,557	3.2
Bio-Rad Laboratories, Inc. - Class A(a)	140,913	42,695,230	3.9
		78,065,787	7.1
Oil & Gas Producers
CNX Resources Corporation(a)	1,803,830	66,326,829	6.0
REITs
PotlatchDeltic Corporation	1,290,324	51,329,089	4.7
Rayonier, Inc.	2,395,437	51,861,211	4.7
		103,190,300	9.4
Retail - Consumer Staples
Albertsons Companies, Inc. - Class A	3,473,855	59,646,090	5.4
Specialty Finance
Fidelity National Information Services, Inc.	528,594	35,130,357	3.2
PayPal Holdings, Inc.	470,248	27,453,078	2.5
		62,583,435	5.7
Transportation & Logistics
FedEx Corporation	182,209	52,632,892	4.8
Total Common Stocks (Cost $901,754,345)		998,350,263	90.6

See Accompanying Notes to Financial Statements.

/ 2

Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase Agreement with State Street Bank, 2.97%, dated 12/31/2025, due 01/02/2026, Repurchase price $98,820,303 (Collateral: $100,780,080 U.S. Treasury Bonds, 1.875%-3.625% due 09/30/2031-02/15/2032, par $101,872,900) (Cost $98,804,000)	$98,804,000	$98,804,000	9.0%
Total Investments - (Cost $1,000,558,345)		1,097,154,263	99.6
Other Assets (Liabilities), Net		4,173,799	0.4
Net Assets		$1,101,328,062	100.0%

(a)	Non-income producing security.

See Accompanying Notes to Financial Statements.

/ 3

Portfolio of Investments

Longleaf Partners Small-Cap Fund

December 31, 2025

Common Stocks
	Shares	Value	% of Net Assets
Beverages
Becle S.A.B. de C.V. (Mexico)	43,520,333	$49,731,448	6.8%
The Boston Beer Company, Inc. - Class A(a)	147,770	28,834,360	4.0
		78,565,808	10.8
Consumer Services
Graham Holdings Company - Class B	29,982	32,938,225	4.5
Containers & Packaging
Clearwater Paper Corporation(a)(b)	1,378,835	23,991,729	3.3
Food
Dole PLC (Ireland)	1,930,616	28,939,934	4.0
Gruma, S.A.B. DE C.V. - Class B (Mexico)	2,223,731	38,220,164	5.2
		67,160,098	9.2
Insurance
White Mountains Insurance Group Ltd. (Bermuda)	26,246	54,539,975	7.5
Internet Media & Services
TripAdvisor, Inc.(a)	2,834,032	41,263,506	5.7
Leisure Facilities & Services
Atlanta Braves Holdings, Inc. - Class C(a)	669,988	26,431,027	3.6
Leisure Products
Mattel, Inc.(a)	2,189,869	43,447,001	5.9
Oil & Gas Producers
CNX Resources Corporation(a)	1,156,378	42,520,019	5.8
REITs
Alexander’s, Inc.	122,516	26,701,137	3.7
Empire State Realty Trust, Inc. - Class A	3,698,585	24,114,774	3.3
PotlatchDeltic Corporation	850,297	33,824,815	4.6
Rayonier, Inc.	1,404,144	30,399,718	4.2
		115,040,444	15.8
Telecommunications
GCI Liberty, Inc. - Class A(a)	80,675	2,974,487	0.4
GCI Liberty, Inc. - Class C(a)	1,318,986	49,079,469	6.7
Shenandoah Telecommunications Company(b)	2,935,927	33,939,316	4.7
		85,993,272	11.8
Total Common Stocks (Cost $487,815,982)		611,891,104	83.9

Short-Term Obligations
	Principal Amount
Repurchase Agreement with State Street Bank, 2.97%, dated 12/31/2025, due 01/02/2026 Repurchase Price: $115,059,982 (Collateral: $117,341,820 U.S. Treasury Notes, 1.875% due 02/15/2032, Par $130,159,500) (Cost $115,041,000)	$115,041,000	115,041,000	15.8
Total Investments - (Cost $602,856,982)		726,932,104	99.7
Other Assets (Liabilities), Net		2,539,146	0.3
Net Assets		$729,471,250	100.0%

(a)	Non-income producing security.
(b)	Affiliated security during the period.

See Accompanying Notes to Financial Statements.

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Portfolio of Investments

Longleaf Partners Global Fund

December 31, 2025

Common Stocks
	Shares	Value	% of Net Assets
Asset Management
Exor N.V. (Netherlands)	549,830	$46,689,451	5.9%
Biotech & Pharma
Regeneron Pharmaceuticals, Inc.	52,297	40,366,485	5.1
Commercial Support Services
Medley, Inc.(a) (Japan)	831,500	12,503,516	1.6
Consumer Services
IDP Education Ltd. (Australia)	5,446,947	20,927,998	2.6
Entertainment Content
Canal + SADIR (France)	15,873,237	56,968,558	7.2
The Walt Disney Company	70,893	8,065,497	1.0
		65,034,055	8.2
Food
Glanbia PLC (Ireland)	1,902,910	32,616,843	4.1
Gruma, S.A.B. DE C.V. - Class B (Mexico)	1,697,739	29,179,727	3.7
The Kraft Heinz Company	1,294,336	31,387,648	3.9
The Magnum Ice Cream Company N.V.(a) (Netherlands)	2,423,629	38,745,988	4.9
		131,930,206	16.6
Forestry, Paper & Wood Products
Louisiana-Pacific Corporation	91,284	7,372,096	0.9
Home Construction
Fortune Brands Innovations, Inc.	303,011	15,156,610	1.9
Internet Media & Services
Delivery Hero S.E.(a) (Germany)	1,701,856	44,846,073	5.7
IAC, Inc.(a)	1,399,354	54,714,742	6.9
		99,560,815	12.6
Leisure Facilities & Services
Jollibee Foods Corporation (Philippines)	7,630,170	23,337,818	3.0
MGM Resorts International(a)	528,852	19,297,810	2.4
		42,635,628	5.4
Leisure Products
Mattel, Inc.(a)	1,918,207	38,057,227	4.8
Medical Equipment & Devices
Bio-Rad Laboratories, Inc. - Class A(a)	51,353	15,559,445	1.9
Koninklijke Philips N.V. (Netherlands)	1,185,427	32,267,575	4.1
Menicon Company Ltd. (Japan)	1,329,800	13,575,330	1.7
		61,402,350	7.7
Oil & Gas Producers
CNX Resources Corporation(a)	1,233,301	45,348,478	5.7
Publishing & Broadcasting
Louis Hachette Group (France)	6,727,069	12,330,460	1.6
REITs
PotlatchDeltic Corporation	687,455	27,346,960	3.5
Rayonier, Inc.	1,291,840	27,968,336	3.5
		55,315,296	7.0
Retail - Consumer Staples
Albertsons Companies, Inc. - Class A	1,822,956	31,300,155	3.9
Transportation & Logistics
FedEx Corporation	111,298	32,149,540	4.1
Total Common Stocks (Cost $676,207,193)		758,080,366	95.6

See Accompanying Notes to Financial Statements.

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Short-Term Obligations
	Principal Amount	Value	% of Net Assets
Repurchase Agreement with State Street Bank, 2.97%, dated 12/31/2025, due 01/02/2026 Repurchase Price: $35,301,824 (Collateral: $36,001,920 U.S. Treasury Notes, 1.875% due 02/15/2032, Par $39,934,600) (Cost $35,296,000)	$35,296,000	$35,296,000	4.4%
Total Investments - (Cost $711,503,193)		793,376,366	100.0
Other Assets (Liabilities), Net		(249,560)	0.0
Net Assets		$793,126,806	100.0%

(a)	Non-income producing security.

See Accompanying Notes to Financial Statements.

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Statements of Assets and Liabilities

at December 31, 2025

	Partners Fund	Small-Cap Fund	Global Fund
Assets:
Investments in unaffiliated securities, at cost	$901,754,345	$421,842,042	$676,207,193
Investments in affiliated securities, at cost	—	65,973,940	—
Investments in repurchase agreements, at cost	98,804,000	115,041,000	35,296,000
Total Securities, at cost	$1,000,558,345	$602,856,982	$711,503,193
Investments in unaffiliated securities, at fair value	$998,350,263	$553,960,059	$758,080,366
Investments in affiliated securities, at fair value	—	57,931,045	—
Investments in repurchase agreements, at fair value	98,804,000	115,041,000	35,296,000
Total Securities, at fair value	$1,097,154,263	$726,932,104	$793,376,366
Cash	297	219	663
Foreign Cash (Cost $6, $-. and $917, respectively)	6	—	925
Receivable from:
Dividends and interest	535,993	173,594	96,225
Foreign tax reclaims	—	533,287	941,608
Fund shares sold	3,195	2,508,843	17
Securities sold	5,951,412	—	—
Other Assets	39,211	22,515	33,634
Total Assets	1,103,684,377	730,170,562	794,449,438
Liabilities:
Payable for:
Fund shares redeemed	1,565,252	78,574	254,333
Securities purchased	—	—	156,288
Foreign currency	—	—	88
Investment Counsel fee	668,461	516,197	606,444
Administration fee	28,684	18,644	20,187
Shareholder servicing fee	31,014	31,059	21,806
Merger expenses	—	—	152,908
Other accrued expenses	62,904	54,838	110,578
Total Liabilities	2,356,315	699,312	1,322,632
Net Assets	$1,101,328,062	$729,471,250	$793,126,806
Net Assets:
Paid in capital	$1,029,085,693	$908,239,726	$720,050,928
Total distributable earnings (accumulated losses)	72,242,369	(178,768,476)	73,075,878
Net Assets	$1,101,328,062	$729,471,250	$793,126,806

Total shares outstanding at end of year ($0 par value, unlimited shares authorized)	49,615,532	25,077,076	56,662,487

Net asset value, offering and redemption price per share
(Net assets ÷ Total shares of beneficial interest outstanding)	$22.20	$29.09	$14.00

See Accompanying Notes to Financial Statements.

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Statements of Operations

For the Year Ended December 31, 2025

	Partners Fund	Small-Cap Fund	Global Fund
Investment Income:
Dividends from non-affiliates (net foreign tax withheld of $54,158, $134,212, and $175,442, respectively)	$12,023,563	$3,631,742	$3,115,869
Dividends from affiliates	—	2,173,271	—
Interest from non-affiliates	6,456,465	2,487,680	792,082
Total Investment Income	18,480,028	8,292,693	3,907,951
Expenses:
Investment Counsel fee	9,768,789	6,230,941	2,885,423
Administration fees	350,744	209,233	78,394
Transfer agent fees and expenses	170,624	111,597	67,310
Trustees’ fees and expenses	153,876	93,775	26,987
Custodian fees	336	654	2,273
Compliance officer fees	24,075	18,828	10,848
Merger expense	—	—	93,060
Other	388,439	422,528	70,176
Total Expenses	10,856,883	7,087,556	3,234,471
Expenses waived	(1,623,821)	(460,696)	(430,136)
Net Expenses	9,233,062	6,626,860	2,804,335
Net Investment Income	9,246,966	1,665,833	1,103,616
Realized and Unrealized Gain (Loss)
Realized gain (loss):
Non-affiliated securities	81,266,900	64,883,541	17,968,527
Affiliated securities	—	(13,777,211)	—
Foreign currency transactions	28,747	89,931	58,942
Net Realized Gain	81,295,647	51,196,261	18,027,469
Change in unrealized appreciation (depreciation)
Non-affiliated securities	(60,213,762)	(15,085,018)	18,349,599
Affiliated securities	—	13,000,113	—
Foreign currency translations	27	63,036	19,499
Net Change in Unrealized Appreciation (Depreciation)	(60,213,735)	(2,021,869)	18,369,098
Net Realized and Unrealized Gain	21,081,912	49,174,392	36,396,567
Net Increase in Net Assets Resulting from Operations	$30,328,878	$50,840,225	$37,500,183

See Accompanying Notes to Financial Statements.

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Statements of Changes in Net Assets

	Partners Fund		Small-Cap Fund
	Year Ended December 31, 2025	Year Ended December 31, 2024	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income	$9,246,966	$12,462,745	$1,665,833	$5,828,728
Net realized gain from investments and foreign currency transactions	81,295,647	89,857,302	51,196,261	123,470,122
Net change in unrealized appreciation (depreciation) from investments and foreign currency translations	(60,213,735)	10,868,574	(2,021,869)	(52,913,832)
Net increase in net assets resulting from operations	30,328,878	113,188,621	50,840,225	76,385,018
Distributions to Shareholders:
Return of capital	—	—	(868,882)	—
From earnings	(129,074,405)	(12,910,916)	(7,625,265)	(770,458)
Total distributions to shareholders	(129,074,405)	(12,910,916)	(8,494,147)	(770,458)
Capital Share Transactions:
Net proceeds from sale of shares	3,355,373	8,844,256	94,865,762	19,328,373
Reinvestment of shareholder distributions	118,043,795	11,646,725	6,928,834	665,051
Cost of shares redeemed	(189,295,297)	(221,812,905)	(104,738,634)	(259,056,415)
Net decrease in net assets from capital share transactions	(67,896,129)	(201,321,924)	(2,944,038)	(239,062,991)
Total increase (decrease) in net assets	(166,641,656)	(101,044,219)	39,402,040	(163,448,431)
Net Assets:
Beginning of year	1,267,969,718	1,369,013,937	690,069,210	853,517,641
End of year	$1,101,328,062	$1,267,969,718	$729,471,250	$690,069,210
Capital Share Transactions:
Issued	143,342	366,936	3,316,878	697,124
Reinvested	5,269,812	481,071	236,479	24,079
Redeemed	(7,938,937)	(9,330,358)	(3,695,437)	(9,679,944)
Net decrease in shares outstanding	(2,525,783)	(8,482,351)	(142,080)	(8,958,741)

See Accompanying Notes to Financial Statements.

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	Global Fund
	Year Ended December 31, 2025	Year Ended December 31, 2024
Operations:
Net investment income	$1,103,616	$9,325,477
Net realized gain from investments and foreign currency transactions	18,027,469	13,550,759
Net change in unrealized appreciation from investments and foreign currency translations	18,369,098	1,154,813
Net increase in net assets resulting from operations	37,500,183	24,031,049
Distributions to Shareholders:
From earnings	(23,530,054)	(7,732,178)
Capital Share Transactions:
Net proceeds from sale of shares	8,254,954	15,163,266
Proceeds from shares issued in connection with the reorganization (See Note 12)	525,749,822	—
Reinvestment of shareholder distributions	22,682,173	7,086,856
Cost of shares redeemed	(27,155,001)	(42,925,126)
Net increase (decrease) in net assets from capital share transactions	529,531,948	(20,675,004)
Total increase (decrease) in net assets	543,502,077	(4,376,133)
Net Assets:
Beginning of year	249,624,729	254,000,862
End of year	$793,126,806	$249,624,729
Capital Share Transactions:
Issued	585,939	1,082,379
Issued in connection with the reorganization (See Note 12)	37,589,042	—
Reinvested	1,630,638	543,888
Redeemed	(2,125,080)	(3,333,402)
Net increase (decrease) in shares outstanding	37,680,539	(1,707,135)

See Accompanying Notes to Financial Statements.

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Notes to Financial Statements

Note 1. Organization

Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Global Fund (the “Funds”) are non-diversified and each is a series of Longleaf Partners Funds Trust, a Massachusetts business trust, organized on November 26, 1986, which is registered as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”), as amended.

Each Fund operates as a single operating segment. Each Fund’s income, expenses, assets, and performance are regularly monitored and assessed as a whole by the portfolio managers and principal executive officer of the Funds, who are responsible for the oversight functions of each Fund, using the information presented in the financial statements and financial highlights.

Note 2. Significant Accounting Policies

The Funds follow the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

Management Estimates

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”); these principles may require the use of estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The following is a description of the valuation techniques applied to the Funds’ investments (see also Note 7. Fair Value Measurements).

Portfolio securities listed or traded on a securities exchange (U.S. or foreign), on the NASDAQ national market, or any representative quotation system providing same day publication of actual prices, are valued at the last sale price, and categorized as Level 1 of the fair value hierarchy. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices or, if there are no such prices, the prior day’s close, and categorized as Level 2.

In the case of bonds and other fixed income securities, valuations are furnished by a pricing service which takes into account factors in addition to quoted prices (such as trading characteristics, yield, quality, coupon rate, maturity, type of issue, and other market data relating to the priced security or other similar securities) where taking such factors into account would lead to a more accurate reflection of the fair market value of such securities. Such securities are categorized as Level 2.

When market quotations are not readily available, valuations of portfolio securities are determined by Southeastern Asset Management, Inc. (“Southeastern”) in accordance with procedures adopted by and under the general supervision of the Funds’ Board of Trustees (the “Board”). In determining fair value, Southeastern considers relevant qualitative and quantitative information including news regarding significant market or security specific events. Southeastern may also utilize a service provided by an independent third party to assist in fair valuation of certain securities. These factors are subject to change over time and are reviewed periodically. Because the utilization of fair value depends on market activity, the frequency with which fair valuation may be used cannot be predicted. Estimated values may differ from the values that would have been used had a ready market for the investment existed. Such securities are categorized as either Level 2 or 3.

Repurchase agreements are valued at cost which, combined with accrued interest, approximates market value. Short-term U.S. Government obligations purchased with a remaining maturity of more than 60 days are valued through pricing obtained through pricing services approved by the Funds’ Board. Obligations purchased with a remaining maturity of 60 days or less or existing positions that have less than 60 days to maturity generally are valued at amortized cost, which approximates market value. However, if amortized cost is deemed not to reflect fair value, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service. Such securities are categorized as Level 2.

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The Funds determine net asset values (“NAVs”) once a day, at the close of regular trading on the New York Stock Exchange (“Exchange”) (usually at 4:00 p.m. Eastern time) on days the Exchange is open for business. The Exchange is closed for specified national holidays and on weekends. Foreign securities are generally priced at the latest market close in the foreign market, which may be at different times or days than the close of the Exchange. If country specific (i.e. natural disaster, economic or political developments), issuer specific (i.e. earnings report, merger announcement), or U.S. markets-specific (i.e. significant movement in U.S. markets that would likely affect the value of foreign securities) events occur which could materially affect the NAV between the close of the foreign market and normal pricing at the close of the Exchange, foreign securities may be fair valued by Southeastern in accordance with procedures adopted by and under the general supervision of the Board using observable data (i.e. trading in depository receipts) or using an external pricing service approved by the Board. The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. Such securities are categorized as Level 2.

Security Transactions

The Funds record security transactions on trade date. Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon after the ex-dividend date as the Fund is able to obtain information on the dividend. Withholding taxes and tax reclaims on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Interest income is recognized on an accrual basis and includes, where applicable, the amortization of premium or accretion of discount using the effective interest method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Foreign Currency Translations

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments are translated into U.S. dollars using the prevailing exchange rate at the NYSE market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investments.

Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders annually. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Expenses

Expenses of the Trust that can be directly attributed to a particular fund are charged to that Fund. Expenses that cannot be directly attributed are allocated among the Funds based either on an equal proration or based on average net assets of each Fund.

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Federal Income Taxes

The Funds’ policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to shareholders. Accordingly, no federal income tax provision is required. Reclassifications are made within the Funds’ capital accounts for permanent book and tax basis differences.

The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after filing of the tax return but could be longer in certain circumstances. Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2022 through 2025), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. The Funds did not incur any interest or penalties during the year.

Repurchase Agreements

The Funds may engage in repurchase agreement transactions. The Fixed Income Clearing Corporation (“FICC”) sells U.S. government or agency securities to each Fund under agreements to repurchase these securities at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a weekend. Each Fund, through FICC, receives delivery of the underlying U.S. government or agency securities as collateral, whose market value is required to be at least equal to the repurchase price. If FICC becomes bankrupt, the Fund might be delayed, or may incur costs or possible losses of principal and income, in selling the collateral.

Note 3. Investment Counsel Agreement and Other Transactions with Affiliates

Southeastern serves as Investment Counsel to the Funds and receives annual compensation, computed daily and paid monthly, in accordance with the following schedule:

Partners Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Small-Cap Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million
Global Fund	1.00% on first $400 million of average net assets 0.75% in excess of $400 million

Prior to December 22, 2025, the Global Fund’s compensation schedule was as follows:

Global Fund	1.125% on first $500 million of average net assets 1.00% in excess of $500 million

Investment Counsel fees payable at December 31, 2025 and Investment Counsel fees expense for the year ended December 31, 2025 are disclosed on the Statements of Assets and Liabilities and the Statements of Operations, respectively.

Southeastern has contractually committed to waive fees and/or reimburse expenses so that each Fund’s annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) do not exceed the following:

Partners Fund	0.79%
Small-Cap Fund	0.95
Global Fund	0.95

Prior to December 22, 2025, the Global Fund’s expense limitation was 1.05%.

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Expenses waived and/or reimbursed for the year ended December 31, 2025 are disclosed on the Statements of Operations and are not subject to recoupment by Southeastern. The fee-waiver agreements are in effect through at least April 30, 2026. These agreements may not be terminated without Board approval.

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Funds. The Funds pay a fee as compensation for these services of 0.03% per annum of average daily net assets, accrued daily and paid monthly. Administration fee payable at December 31, 2025 and Administration fee expense for the year ended December 31, 2025 are disclosed in the Statements of Assets and Liabilities and Statements of Operations, respectively.

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until resignation or removal. “Independent Trustees,” meaning those Trustees who are not “interested persons”, as defined in the 1940 Act, of the Trust, each receives annual compensation of $90,000 from the Trust, paid in four equal quarterly installments. In addition, the Trust reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings. One Trustee of the Trust is an employee of Southeastern. Trustee fees and expenses for the year ended December 31, 2025 are disclosed in the Statements of Operations. There were no Trustee fees payable at December 31, 2025.

Note 4. Investment Transactions

Purchases and sales of investment securities for the year ended December 31, 2025 (excluding short-term and U.S. government obligations) are summarized below:

	Purchases	Sales
Partners Fund	$643,686,326	$679,489,241
Small-Cap Fund	365,207,987	400,521,479
Global Fund	200,502,374	184,695,859

For the year ended December 31, 2025, there were cross trade transactions executed by the Funds pursuant to procedures adopted by the Board to ensure compliance with Rule 17a-7 under the 1940 Act (the “17a-7 Procedures”). In general, cross trading is the buying or selling of portfolio securities between a Fund and other series of the Trust. The Board determines no less frequently than quarterly that such transactions were effected in compliance with the 17a-7 Procedures.

For the year ended December 31, 2025, pursuant to these Procedures, each Fund’s total cross trades transactions were as follows

	Purchases at Cost*	Sales Proceeds	Net Realized Gain/(Loss)
Partners Fund	$—	$—	$—
Small-Cap Fund	17,222,179	—	—
Global Fund	33,704,916	—	—

*	Securities were purchased from Longleaf Partners International Fund.

Note 5. Related Ownership

At December 31, 2025, officers, employees of Southeastern and their families, Fund Trustees, the Southeastern retirement plan and other affiliates owned the following:

	% of Fund
Partners Fund	37	*
Small-Cap Fund	30	*
Global Fund	70	*

*	A significant portion consists of a few shareholders whose redemptions could have a material impact on the Fund.

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Note 6. Affiliated Issuers

Under Section 2(a)(3) of the 1940 Act, a portfolio company is defined as “affiliated” if a fund owns five percent or more of its voting stock during all or part of the period. Affiliated companies during the year ended December 31, 2025 were as follows:

	Shares at 12/31/25	Value at 12/31/24	Purchases	Sales	Dividends	Net Realized Gain (Loss) 1/1/25 to 12/31/25	Net Unrealized Appreciation (Depreciation) 1/1/25 to 12/31/25	Value at 12/31/25
Small-Cap Fund
Common Stocks
Clearwater Paper Corportation* (Containers & Packaging)	1,378,835	$—	$30,581,991	$—	$—	$—	$(6,590,262)	$23,991,729
Shenandoah Telecommunications Company (Telecommunications)	2,935,927	—	35,391,949	—	308,971	—	(1,452,633)	33,939,316
Westrock Coffee Company*^ (Beverages)	—	30,608,910	—	32,375,022	—	(12,938,276)	14,704,388	—

Preferred Stock
Eastman Kodak Company Convertible Preferred Stock - Series B 4.00%^ (Consumer Services)	—	89,113,540	—	94,613,225	1,864,300	(838,935)	6,338,620	—
		$119,722,450	$65,973,940	$126,988,247	$2,173,271	$(13,777,211)	$13,000,113	$57,931,045

*	Non-income producing security.
^	Security was not held at the end of the period.

Note 7. Fair Value Measurements

FASB ASC 820 established a single definition of fair value for financial reporting, created a three-tier framework for measuring fair value based on inputs used to value the Funds’ investments, and required additional disclosure about the use of fair value measurements. The hierarchy of inputs is summarized below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments

●	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of risk or liquidity associated with investing in those securities.

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A summary of the inputs used in valuing the Funds’ investments at December 31, 2025 follows:

	Level 1	Level 2	Level 3	Total Value
Partners Fund
Common Stocks	$998,350,263	$—	$—	$998,350,263
Short-Term Obligations	—	98,804,000	—	98,804,000
	$998,350,263	$98,804,000	$—	$1,097,154,263
Small-Cap Fund
Common Stocks	$611,891,104	$—	$—	$611,891,104
Short-Term Obligations	—	115,041,000	—	115,041,000
	$611,891,104	$115,041,000	$—	$726,932,104
Global Fund
Common Stocks	$517,971,405	$240,108,961	$—	$758,080,366
Short-Term Obligations	—	35,296,000	—	35,296,000
	$517,971,405	$275,404,961	$—	$793,376,366

The Funds did not hold any Level 3 securities at December 31, 2025.

The following is a reconciliation of Level 3 holdings for which significant unobservable inputs were used in determining fair value during the year ended December 31, 2025.

Small-Cap Fund
Fair Value at December 31, 2024	$89,113,540
Total realized gain (loss)	(838,935)
Change in unrealized appreciation	6,338,620
Proceeds from sales	94,613,225
Fair Value at December 31, 2025	$—

Note 8. Federal Income Taxes

The tax basis unrealized appreciation (depreciation) and federal tax cost of investments held by each Fund as of December 31, 2025 were as follows:

	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Partners Fund	$1,022,642,624	$142,941,653	$(68,430,016)	$74,511,637
Small-Cap Fund	606,773,411	145,821,936	(25,663,243)	120,158,693
Global Fund	718,020,685	92,973,159	(17,617,478)	75,355,681

The tax character of fund distributions paid for the year ended December 31, 2025 and December 31, 2024 was as follows:

For fiscal year ended 12/31/2025	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Partners Fund	$47,610,593	$81,463,812	$—	$129,074,405
Small-Cap Fund	7,625,265	—	868,882	8,494,147
Global Fund	8,416,884	15,113,170	—	23,530,054

For fiscal year ended 12/31/2024	Ordinary Income	Long-Term Capital Gains	Return of Capital	Total
Partners Fund	$12,910,916	$—	$—	$12,910,916
Small-Cap Fund	770,458	—	—	770,458
Global Fund	7,732,178	—	—	7,732,178

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As of December 31, 2025, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post October Loss and Late Year Loss	Capital Loss Carry Forwards	Other Book/Tax Differences	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/ (Deficits)
Partners Fund	$—	$—	$(2,269,268)	$—	$—	$74,511,637	$72,242,369
Small-Cap Fund	—	—	—	(298,932,605)	—	120,164,129	(178,768,476)
Global Fund	—	—	(2,037,285)	(291,801)	—	75,404,964	73,075,878

The difference between book basis and tax basis unrealized appreciation (depreciation), undistributed ordinary income (loss) and accumulated net realized gain (loss) from investments is primarily attributable to the tax deferral of losses on wash sales. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency gains of $5,436 and $49,283 for the Longleaf Small-Cap Fund and Longleaf Global Fund, respectively.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October Losses
Partners Fund	$2,269,268
Small-Cap Fund	—
Global Fund	2,037,285

At December 31, 2025, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains, along with capital loss carry forwards utilized in the current year as follows:

	Short-Term	Long-Term	Total	Capital Loss Carry Forwards Utilized
Partners Fund	$—	$—	$—	$—
Small-Cap Fund	51,776,977	247,155,628	298,932,605	51,750,314
Global Fund	291,801	—	291,801	4,282,301

During the fiscal year ended December 31, 2025, certain of the Funds utilized tax equalization which is the use of earnings and profits distributions to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. Permanent book and tax differences, primarily attributable to the book/tax basis treatment of distributions in excess, the tax treatment of a target fund’s capital loss carryforward acquired as a result of a merger and adjustments for use of tax equalization credits, resulted in reclassifications for the Funds for the fiscal year ended December 31, 2025 as follows:

	Paid In Capital	Accumulated Earnings (Losses)
Partners Fund	$6,724,305	$(6,724,305)
Small-Cap Fund	—	—
Global Fund	259,297	(259,297)

Note 9. Commitments and Contingencies

The Funds indemnify the Board for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

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Note 10. Principal Risks

The following is a summary of the principal risks of investing in the Funds, please see the Funds’ prospectus for a complete discussion of these and other risks.

Stock Market Risk - Equity prices fluctuate in response to actual or perceived developments at individual companies, within particular industries or sectors, or general economic conditions. Equity prices may also fluctuate due to other disruptive events in one or more countries, including but not limited to government shutdowns, war, military conflict, natural disasters, epidemic/pandemic outbreaks, political uprisings, inflation, rapid interest rate changes, supply chain disruptions, sanctions, increased government spending, social unrest and the like. If a Fund’s price declines and you redeem your shares, you could lose money.

Non-Diversification Risk - Because the Funds are non-diversified under federal securities laws and generally invests in 15 to 25 companies, each holding will have a greater impact on the Funds’ total return, and share value could fluctuate more than if a greater number of securities were held.

Small-Cap Risks - Smaller companies may have more limited product lines, markets, and financial resources than larger companies, and to the extent recently established, may have limited or no operating history to evaluate. In addition, their securities may trade less frequently and in more limited volume than those of larger companies. Small-cap stocks may be more volatile than those of larger companies and, where trading volume is thin, our ability to dispose of such securities may be more limited.

Non-U.S. Investment Risks - Non-U.S. investment risks can include political, economic and social changes, non-U.S. withholding taxes, exchange controls, confiscation, non-U.S. governmental restrictions, differences in accounting and auditing standards, more limited availability of public information and market illiquidity. In addition, non-U.S. securities are generally denominated and traded in non-U.S. currencies, and the Funds may invest in derivative instruments that provide exposure to non-U.S. currencies. The exchange rates between currencies can fluctuate daily. As a result, the values of a Fund’s non-U.S. securities may be affected by changes in exchange rates between non-U.S. currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. As a result, the Fund’s price will be more susceptible to currency fluctuations. Non-U.S. investment risks may be more pronounced in emerging markets and may also include possible sanctions by governmental bodies and other entities.

Focused Geographic Risks - The Funds do not limit the percentage of assets invested in any particular geographic region or country. Accordingly, there may be periods when the Fund has significant exposure to a particular region or country, so that negative events occurring in that area would have a greater adverse impact on performance than they would on more geographically diversified funds.

Large Shareholder Transaction Risk - Certain shareholders may from time to time own a substantial amount of the shares of the Funds. The Funds may experience adverse effects when certain large shareholders redeem or purchase large amounts of shares of the Funds. Large redemptions may cause the Funds to sell securities at times when it would not otherwise, which could negatively impact Fund performance, and also result in additional transaction costs, an increase to the Funds’ expense ratio, and may accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains. Similarly, large purchases may adversely affect the Funds’ performance to the extent that the Funds are delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.

Note 11. New Accounting Pronouncements

In December 2023, the FASB issued Accounting Standards Update 2023-09 (“ASU 2023-09”), Income Taxes (Topic 740) Improvements to Income Tax Disclosures, which amends quantitative and qualitative income tax disclosure requirements in order to increase disclosure consistency, bifurcate income tax information by jurisdiction and remove information that is no longer beneficial. The Funds have adopted the amendment for the current fiscal year, however, there were no income taxes paid.

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Note 12. Fund Reorganization

On August 20, 2025, the Board approved an Agreement and Plan of Reorganization which provided for the acquisition of all of the assets and the assumption of the liabilities of the Longleaf Partners International Fund in exchange for shares of the Longleaf Partners Global Fund. The purpose of the transaction was to enhance investment management efficiencies and flexibility and increase economies of scale which reduces shareholder expenses. Shareholders of the Longleaf Partners International Fund approved the reorganization on December 18, 2025, and the acquisition was accomplished by a tax-free exchange of shares at the close of business on Friday, December 19, 2025. For financial reporting purposes, assets received and shares issued by the Longleaf Partners Global Fund were recorded at fair value; however, the cost basis of the investments received from the Longleaf Partners International Fund was carried forward to align ongoing reporting of the Longleaf Partners Global Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Acquired Fund	Shares Redeemed	Acquiring Fund	Shares Issued	Value	Conversion Ratio
Longleaf Partners International Fund	30,730,722	Longleaf Partners Global Fund	37,589,042	$525,749,822	1.22

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Acquired Fund	Shares Outstanding	Net Assets	Unrealized Appreciation
Longleaf Partners International Fund	30,730,722	$525,749,822	$38,217,996

Acquiring Fund	Shares Outstanding	Net Assets	Unrealized Appreciation
Longleaf Partners Global Fund	19,143,605	$267,756,977	$42,937,084

The net assets and net unrealized appreciation immediately after the acquisition were as follows:

Surviving Fund	Shares Outstanding	Net Assets	Unrealized Appreciation
Longleaf Partners Global Fund	56,732,647	$793,506,799	$81,155,080

Assuming the acquisition had been completed on January 1, 2025, the beginning of the reporting period for the Funds, the Longleaf Partners International Fund and Longleaf Partners Global Fund pro-forma results of operations for the fiscal year ended December 31, 2025 are as follows:

Longleaf Partners Global Fund
Net investment Income	$10,277,248
Net realized and unrealized gain on investments	$162,051,928
Net increase in net assets from operations	$172,329,176

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenues and earnings of the Longleaf Partners International Fund that have been included in the Longleaf Partners Global Fund’s statement of operations since December 19, 2025. Since the Longleaf Partners International Fund and Longleaf Partners Global Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Note 13. Subsequent Events

The Funds evaluated events from the date of the financial statements through the date the financial statements were issued. There were no subsequent events requiring recognition or disclosure.

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Financial Highlights

The presentation is for a share outstanding throughout each year.

Partners Fund

	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value Beginning of Year	$24.32	$22.58	$18.26	$24.81	$21.73
Net Investment Income(a)	0.19	0.22	0.14	0.18	0.22
Net Realized and Unrealized Gain (Loss)	0.54	1.77	4.33	(5.91)	4.79
Total from Investment Operations	0.73	1.99	4.47	(5.73)	5.01
Distributions from Net Investment Income	(0.21)	(0.25)	(0.15)	(0.20)	(0.23)
Distributions from Net Realized Capital Gains	(2.64)	—	—	(0.62)	(1.70)
Total Distributions	(2.85)	(0.25)	(0.15)	(0.82)	(1.93)
Net Asset Value End of Year	$22.20	$24.32	$22.58	$18.26	$24.81
Total return	2.93%	8.80%	24.49%	(23.25)%	23.58%
Net Assets End of Year (thousands)	$1,101,328	$1,267,970	$1,369,014	$1,235,789	$1,802,205
Ratio of Expenses to Average Net Assets(b)	0.79%	0.79%	0.79%	0.79%	0.79%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.94%	0.68%	0.82%	0.86%
Portfolio Turnover Rate	65%	38%	43%	39%	35%

Small-Cap Fund

	Year Ended December 31,
	2025	2024	2023	2022	2021
Net Asset Value Beginning of Year	$27.36	$24.97	$20.98	$26.30	$23.85
Net Investment Income(a)	0.07	0.19	0.11	0.20	0.16
Net Realized and Unrealized Gain (Loss)	2.00	2.23	4.11	(5.27)	2.51
Total from Investment Operations	2.07	2.42	4.22	(5.07)	2.67
Distributions from Net Investment Income	(0.31)	(0.03)	(0.23)	(0.25)	(0.22)
Return of Capital	(0.03)	—	—	—	—
Total Distributions	(0.34)	(0.03)	(0.23)	(0.25)	(0.22)
Net Asset Value End of Year	$29.09	$27.36	$24.97	$20.98	$26.30
Total return	7.56%	9.69%	20.15%	(19.27)%	11.18%
Net Assets End of Year (thousands)	$729,471	$690,069	$853,518	$1,179,044	$1,829,722
Ratio of Expenses to Average Net Assets(b)	0.95%	0.95%	0.95%	0.95%	0.96%
Ratio of Net Investment Income to Average Net Assets	0.24%	0.73%	0.50%	0.84%	0.61%
Portfolio Turnover Rate	59%	27%	24%	18%	33%

(a)	Computed using average shares outstanding throughout the year.
(b)	Expenses presented net of fee waiver. The Partners Fund expense ratio before waiver for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 were 0.93%, 0.97%, 1.05%, 1.03%, and 1.00%, respectively. The Small-Cap Fund expense ratio before waiver for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 were 1.02%, 1.04%, 1.07%, 1.01%, and 0.97%, respectively.

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The presentation is for a share outstanding throughout each year.

Global Fund

	Year Ended December 31,
	2025		2024	2023	2022	2021
Net Asset Value Beginning of Year	$13.15		$12.28	$10.04	$13.34	$13.26
Net Investment Income (Loss)(a)	0.06		0.49	(0.01)	0.04	0.09
Net Realized and Unrealized Gain (Loss)	2.13		0.80	2.27	(3.25)	0.94
Total from Investment Operations	2.19		1.29	2.26	(3.21)	1.03
Distributions from Net Investment Income	(0.37)		(0.42)	(0.02)	(0.01)	(0.07)
Distributions from Net Realized Capital Gains	(0.97)		—	—	(0.08)	(0.88)
Total Distributions	(1.34)		(0.42)	(0.02)	(0.09)	(0.95)
Net Asset Value End of Year	$14.00		$13.15	$12.28	$10.04	$13.34
Total return	16.72%		10.50%	22.48%	(24.15)%	8.20%
Net Assets End of Year (thousands)	$793,127		$249,625	$254,001	$225,399	$343,327
Ratio of Expenses to Average Net Assets(b)	1.07	%(c)	1.05%	1.13%	1.15%	1.15%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.42%		3.72%	(0.05)%	0.33%	0.59%
Portfolio Turnover Rate	70%		62%	43%	33%	48%

(a)	Computed using average shares outstanding throughout the year.
(b)	Expenses presented net of fee waiver. The Global Fund expense ratio before waiver for the years ended December 31, 2025, 2024, 2023, 2022, and 2021 were 1.23%, 1.29%, 1.35%, 1.33%, and 1.31%, respectively.
(c)	Reorganization expenses not subject to expense waivers and/or reimbursement were 0.02%.

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Audit Opinion

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Longleaf Partners Funds Trust

Opinion of the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Longleaf Partners Funds Trust comprising Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, and Longleaf Partners Global Fund (the “Funds”) as of December 31, 2025, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2025, the results of their operations for the year then ended, and the changes in net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Funds’ financial highlights for the years ended December 31, 2023, and prior, were audited by other auditors whose report dated February 23, 2024, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2024.

COHEN & COMPANY, LTD.

Philadelphia, Pennsylvania

February 27, 2026

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Additional Information (Unaudited)

The following additional information may be obtained for free by calling (800) 445-9469, visiting southeasternasset.com, or on the SEC’s website at sec.gov.

Proxy Voting Policies and Procedures

A description of Longleaf’s Proxy Voting Policies and Procedures is included in the Statement of Additional Information (SAI).

Proxy Voting Record

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is contained in Form N-PX.

Quarterly Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit on Form N-PORT. The Funds’ Form N-PORTs are available on the SEC’s website at www.sec.gov. The exhibits for the most recent 1st and 3rd quarters are also available at www.southeasternasset.com.

Fund Trustees

Additional information about Fund Trustees is included in the SAI.

Changes in and Disagreements with Accountants

Not applicable

Proxy Disclosures

At a Special Meeting of Shareholders of the Trust, held at the offices of Dechert LLP, LLC, One International Place, 40th Floor, 100 Oliver Street Boston, MA 02110, on December 18, 2025, shareholders of the Longleaf Partners International Fund (“International Fund”) of record as of the close of business on November 21, 2025 voted to approve the following proposal:

Longleaf Partners International Fund

Proposal 1: Consideration to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) of the International Fund into the Longleaf Partners Global Fund (“Global Fund”), both series of the Trust.

Shares Voted For	Shares Voted Against	Share Abstained
19,568,828	302,632	20,970

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

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Statement Regarding Basis for Approval of Investment Advisory Agreement (Unaudited)

Renewal of Investment Advisory Agreements – Longleaf Partners Fund, Longleaf Partners Small-Cap Fund, Longleaf Partners International Fund, Longleaf Partners Global Fund

In connection with the regular meeting held on September 11, 2025 of the Board of Trustees (the “Trustees” or the “Board”) of the of Longleaf Partners Funds Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of the investment advisory agreements (each an “Advisory Agreement” and collectively the “Advisory Agreements”) between Southeastern Asset Management Inc. (the “Adviser”) and the Trust, with respect to the Longleaf Partners Fund (“Partners Fund”), Longleaf Partners Small-Cap Fund (“Small-Cap Fund”), Longleaf Partners International Fund (“International Fund”) and Longleaf Partners Global Fund (“Global Fund”) (each a “Fund” and collectively, the “Funds” or the “Longleaf Funds”). In considering the renewal of each Advisory Agreement, the Board received materials specifically relating to each Advisory Agreement.

The Trustees relied upon their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreements and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreements.

Nature, Extent and Quality of Services.

The Board acknowledged that under the Advisory Agreements, the Adviser is assigned responsibility for managing the portfolio of investments of each Fund. The Board noted that the Adviser selects brokerage firms for the execution of portfolio transactions and seeks to assure that the Funds receive best price and execution. The Board further noted the Adviser is willing to be proactive in helping management teams to identify and act on opportunities to create value for shareholders. The Board considered the Adviser’s proactive role in addressing weaknesses in the U.S. market structure, and the Adviser’s knowledge regarding market structure issues, and the extensive research on execution quality which has been conducted to obtain the best possible results for its clients. The Board also considered the governing principles applied by the Adviser in managing the Funds, and the Adviser’s reputation for shareholder orientation and integrity.

The Board acknowledged that under the Fund Administration Agreement, the Adviser performs or oversees the Funds’ business regulatory and fund accounting functions including daily pricing. The Board noted that the Adviser’s approach to running the Funds has been shareholder oriented from the beginning.

Performance.

Partners Fund - The Board considered the Partners Fund’s performance, noting that the Partners Fund’s total return performance, for the one-year period ended July 31, 2025, was 2.24%. They noted that the Partner’s Fund underperformed compared to benchmarks and the peer group average, but that the Partners Fund’s performance had remained stable relative to other annualized performance periods. The Board acknowledged that the Partners Fund’s objective was long-term capital growth. The Board concluded that they remain confident that the current strategy will deliver satisfactory results.

Small-Cap Fund - The Board considered the Small-Cap Fund’s performance, noting that the Small-Cap Fund’s total return performance, for the one-year period ended July 31, 2025, was 4.82% which had remained stable compared to relative other annualized performance periods. The Board noted that the Small-Cap Fund underperformed the Russell 3000 TR Index but had outperformed the peer group average. They acknowledged that the Small-Cap Fund was being managed according to the Small-Cap Fund’s long-term capital growth objective and strategy. The Board concluded that they remain confident that the current strategy will deliver satisfactory results.

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International Fund - The Board considered the International Fund’s performance, noting that the total return performance, for the one-year period ended July 31, 2025, was 14.03%. The Board noted that the International Fund had outperformed compared to its benchmark and the peer group average and that the International Fund’s performance had improved relative to other annualized performance periods. They acknowledged that the International Fund was being managed according to the International Fund’s long-term capital growth objective and strategy. The Board concluded that they remain confident that the current strategy will deliver satisfactory results, until such time as the merger into the Global Fund.

Global Fund - The Board considered the Global Fund’s performance, noting that the total return performance, for the one-year period ended July 31, 2025, was 10.64%. The Board noted that the Global Fund underperformed compared to benchmarks and the peer group average, but that the Global Fund’s performance remained stable relative to other annualized performance periods. They acknowledged that the Global Fund was being managed according to the Global Fund’s long-term capital growth objective and strategy. The Board concluded that they remain confident that the current strategy will deliver satisfactory results.

Cost of Services and Profits to be Realized.

The Board reviewed the financial statements and cost allocation provided by the Adviser. The Board considered the reasons given by the Adviser to support its profitability. The Board concluded that the Adviser’s profitability in relation to the advisory services rendered to the Funds was not excessive.

Economies of Scale.

Partners Fund - The Board acknowledged that there has been a sharing of economies of scale derived from an increase in assets of the Partners Fund since assets exceeded $400 million. The Board also noted that the Adviser agreed to cap the Partners Fund’s fee at 0.79% through April 30, 2026. The Board considered whether economies of scale had been reached with respect to the management of the Fund. The Board noted that Partners Fund fee levels reflect the sharing of economies of scale through applications of their breakpoint and fee cap.

Small-Cap Fund - The Board acknowledged that there has been a sharing of economies of scale derived from an increase in assets of the Small-Cap Fund since assets exceeded $400 million. The Board also noted that Southeastern agreed to a fee cap of 0.95% for the Small-Cap Fund through April 30, 2026. The Board considered whether economies of scale had been reached with respect to the management of the Fund. The Board noted that Small-Cap Fund fee levels reflect the sharing of economies of scale through applications of their breakpoint and fee cap.

International Fund - The Board acknowledged that there has been a sharing of economies of scale derived from an increase in assets of the International Fund since assets exceeded $500 million. The Board also noted that the Adviser agreed to a fee cap of 1.05% for the International Fund through April 30, 2026. At the completion of the merger of the International Fund into the Global Fund, the adviser fee for the combined fund will be reduced and the expense cap will be reduced to 0.95% through April 30, 2027.

Global Fund - The Board acknowledged that there would be a sharing of economies of scale derived from an increase in assets of the Global Fund if assets exceed $500 million. The Board also noted that the Adviser agreed to a fee cap of 1.05% for the Global Fund through April 30, 2026. At the completion of the merger of the International Fund into the Global Fund, the adviser fee for the combined fund will be reduced, including a reduction in breakpoint to $400 million and the expense cap will be reduced to 0.95% through April 30, 2027. The Board considered whether economies of scale had been reached with respect to the management of the Global Fund. While the Board noted that the Global Fund remains below the breakpoint at this time, they also noted it will exceed the breakpoint after the merger and shareholders will benefit from economies of scale.

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Comparative Fees Paid By Similar Funds.

Partners Fund - The Board evaluated the investment counsel fee paid to the Adviser, noting that its fee of 1% per annum on the first $400 million in net assets and 0.75% for assets above $400 million exceeds those of some funds in the industry samples. The Board acknowledged the Adviser’s explanation that this result is counterbalanced by lower total expenses other than management and administrative fees. The Board also considered that shareholders benefited from the expense limitation agreement that limited expenses for the Partners Fund. The Board concluded that the advisory fee for the Partners Fund was not unreasonable.

Small-Cap Fund - The Board evaluated the investment counsel fee paid to Adviser, noting that its fee of 1% per annum on the first $400 million in net assets and 0.75% for assets above $400 million exceeds those of some funds in the industry samples. The Board acknowledged the Adviser’s explanation that this result is counterbalanced by lower total expenses other than management and administrative fees. The Board also considered that shareholders benefited from the expense limitation agreement that limited expenses for the Small-Cap Fund. The Board concluded that the advisory fee for Small-Cap Fund was not unreasonable.

International Fund - The Board evaluated the investment counsel fee paid to Adviser, noting that its fee of 1.10% per annum on the first $500 million in net assets and 0.90% for assets above $500 million exceeds those of some funds in the industry samples. The Board acknowledged the Adviser’s explanation that this result is counterbalanced by lower total expenses other than management and administrative fees. The Board also considered that shareholders benefited from the expense limitation agreement that limited expenses for the International Fund. The Board concluded that the advisory fee for International Fund was not unreasonable.

Global Fund - The Board evaluated the investment counsel fee paid to Adviser, noting that its fee of 1.125% per annum on the first $500 million in net assets and 1.0% for assets above $500 million exceeds those of some funds in the industry samples. The Board acknowledged the Adviser’s explanation that this result is counterbalanced by lower total expenses other than management and administrative fees. The Board also considered that shareholders benefited from the expense limitation agreement that limited expenses for the Global Fund. The Board also noted that following the merger with the International Fund, the Global Fund’s fees would be reduced, as would the expense cap. The Board concluded that the advisory fee for Global Fund was not unreasonable.

Conclusion.

Having requested and received such information from the Adviser as the Board believed it to be reasonably necessary to evaluate the terms of the Advisory Agreements, the Board concluded that renewal of the Advisory Agreement was in the best interests of each Fund and its respective shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Longleaf Funds.

Our Governing Principles
We will treat your investment as if it were our own.
We will remain significant investors in Longleaf Partners Funds.
We will invest for the long term, while striving to maximize returns and minimize business, financial, purchasing power, regulatory and market risks.
We will choose each equity investment based on its discount from our appraisal of corporate intrinsic value, its financial strength, its management, its competitive position, and our assessment of its future earnings potential.
We will focus our assets in our best ideas.
We will not impose loads or 12b-1 charges on mutual fund shareholders.
We will consider closing to new investors if closing would benefit existing clients.
We will discourage short-term speculators and market timers.
We will continue our efforts to enhance shareholder services.
We will communicate with our investment partners as candidly as possible.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Included under Item 7

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable

(b)	Not applicable

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable

(a)(3)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto.

(a)(4)	Not applicable

(a)(5)	Not applicable

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Longleaf Partners Funds Trust

By (Signature and Title)

/s/ O. Mason Hawkins

O. Mason Hawkins

Trustee

Longleaf Partners Funds Trust

Date	3/5/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Ross Glotzbach

Ross Glotzbach

CEO, Southeastern Asset Management, Inc.

Functioning as principal executive officer under agreements with
Longleaf Partners Funds Trust and its separate series

Date	3/5/2026

By (Signature and Title)

/s/ Ryan S. Hocker

Ryan S. Hocker

Global Funds Treasurer, Southeastern Asset Management, Inc.

Functioning as principal financial officer under agreements with

Longleaf Partners Funds Trust and its separate series

Date	3/5/2026